Commitments and Contingencies - Summary of Future Minimum Lease Payments under Non-Cancellable Operating Leases (Detail) - Dec. 31, 2015 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Commitments and Contingencies Disclosure [Abstract]
2016	¥ 66,352	$ 10,243
2017	30,594	4,723
2018	20,910	3,228
2019 and thereafter	0	0
Operating Leases, Future Minimum Payments Due, Total	¥ 117,856	$ 18,194